UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 20, 2005

Bresler & Reiner, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-06201	52-09034
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11140 Rockville Pike, Suite 620, Rockville, MD		20852
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (301) 945-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events.

On January 20, 2005, Bresler & Reiner, Inc. issued a press release announcing that it had been notified by the Federal National Mortgage Association (“Fannie Mae”) of Fannie Mae’s withdrawal of the previously announced nonbinding letter of intent between Fannie Mae and Waterfront Associates, LLC, an affiliate of the company. A copy of this press release is attached as Exhibit 99.1 and hereby incorporated by reference.

Item 9.01                     Financial Statements.

(a)                                  Financial statements of business acquired:

None

(b)                                 Pro Forma financial information:

None

(c)                                  Exhibits.

The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

99.1                           Press Release dated January 20, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRESLER & REINER, INC., Registrant

Date: January 21, 2005	By:	/s/ SIDNEY M. BRESLER
Sidney M. Bresler
Chief Executive Officer